Exhibit 10.2

AMENDMENT 1
TO
SOFTWARE LICENSING AGREEMENT

This Software Licensing Agreement Amendment 1 (the “SLA Amendment 1”) is entered into as of this 1st day of April, 2013 (the “SLA Amendment 1 Effective Date”) by and between American Megatrends, Inc. (hereinafter “AMI”) with its principal place of business at 5555 Oakbrook Parkway, Suite 200, Norcross, Georgia 30093 U.S.A., and congatee AC (“LICENSEE”), a German corporation located at Auwicsenstrasse 5, 94469 Dcggendorf. The parties entered into a Software Licensing Agreement (the “Original Agreement” or the “SLA”) dated February 1, 2005 (the “SLA Effective Date”). Capitalized terms not defined or otherwise modified in this SLA Amendment 1 shall have the same definitions as within the SLA.

WHEREAS the parties desire to amend the SLA within this said SLA Amendment 1;

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt or which both parties hereby acknowledge, AMI and LICENSEE agree as follows:

1.                                      Section 2 (“LICENSE GRANTS”) of the Software License Agreement is deleted in its entirety and replaced with the following:

Pursuant to the terms and conditions herein contained:

A.                                    AMI hereby grants to LICENSEE a personal, non-transferable, non-exclusive license to use, market, demonstrate, reproduce, and distribute (through multiple tiers of distribution) the Licensed Products (including any portion thereof) for use with and to the extent necessary to manufacture, market, distribute and support LICENSEES Computer Products subject to terms and conditions [***] to the extent required for such Distributors to manufacture, market, distribute and support such Manufactured Computer Products, [***].

B.                                    LICENSEE shall have no right to (i) transfer or sub-license the Licensed Products or (ii) authorize other parties to reproduce or otherwise manufacture the Licensed Products except as and to the extent permitted by AMI in Section 2A.

C.                                    Except as permitted by Section 2A, LICENSEE shall not grant any customer or end user of LICENSEE’S Computer Products or other entity any right to copy, modify, duplicate, or sub-license the Licensed Products except for the right to make a single copy of the Licensed Products for legitimate archival purposes.

D.                                    LICENSEE may [***]. Such customization must not violate any terms or this Agreement. [***]. Except as specifically provided in this Paragraph 2E, LICENSEE shall not [***].

E.                                     LICENSEE agrees that for the term of this agreement [***]. LICENSEE agrees to exclusively use the AMI Technology [***]. As LICENSEE and LICENSOR may from time to time seek to capture new market segments or custom projects, [***]. However, should such new market segment or custom project require, [***], then under those limited circumstances, LICENSEE agrees that [***], that LICENSEE shall provide AMI with written notice with the intent of using such technology [***].[***].

F.                                      LICENSEE shall not attempt to reverse engineer, decompile, disassemble, or trace the execution of the Licensed Products.

G.                                    LICENSEE acknowledges that LICENSEE’s use, marketing, demonstration, reproduction, and distribution of Licensed Products are subject to AMI intellectual property rights licensed to LICENSEE only as provided in this Agreement subject to, among other things, licensing and royalty fees.

2.                                      Section 10 (“TERM, TERMINATION AND RENEWAL”) is amended by extending the term of the Software License Agreement set forth in subsection A to run through July 31, 2019.

3.                                      EXHIBIT A (“LICENSED SOFTWARE”) is amended by adding the following:

[***].

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

4.                                      EXHIBIT B (“LICENSEE’S COMPUTER PRODUCTS”) is amended by adding the following:

LICENSEE’S products based on following AMIBIOS8 chipset platforms that are licensed under SCAA:

•                                          [***]

•                                          [***]

•                                          [***]

•                                          [***].

LICENSEE’S products based on following Aptio4 chipset platibrms that are licensed under SCAA:

•                                          [***]

•                                          [***]

•                                          [***]

•                                          [***]

•                                          [***]

•                                          [***]

•                                          [***]

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LICENSEE’S products based on following AptioV chipsui platforms that arc licensed under SCAA

•                                          [***]

•                                          [***]

5.                                      EXHIBIT C (“LICENSING FEES AND PAYMENTS”) is amended by adding the following:

BIOS Royalty Fee structure:

Celeron M:

Royalties Per quarter	Cost per ROM license
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]

*    Min [***] per quarter commitment @ $[***]

Core(2) Duo:

Royalties Per quarter	Cost per ROM license
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]

*    Min [***] per quarter commitment @ $[***]

Atom:

Royalties Per quarter	Cost per ROM license
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]

*    Min [***] per quarter commitment @ $[***]

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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AMD G-Series:

Royalties Per quarter	Cost per ROM license
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]

*    Min [***] per quarter commitment @ $[***]

[***]	@ $	[***	]
[***]	@ $	[***	]

Minimum  Order Quantities (MOQs)

LICENSEE hereby agrees that the minimum order quantities (MOQs) enumerated above shall increase at [***], as measured from the SLA Amendment 1 Effective Date, and continue for the term of the Agreement. For the sake of clarity, and by way of example, the Celeron M minimum order quantity of [***] units per quarter (or [***] units per year) shall increase in the [***] units per year and in the [***], and so forth thereafter for the term of the Agreement.

PAYMENT TERMS

Payment terms are set at NET 30. Payment is due and payable within 30 days from the date of invoice.

6.                                      Except as expressly provided herein, any and all terms and conditions of the SLA shall remain unchanged.

IN WITNESS WHEREOF, LICENSEE and AM1 have each cause this SLA Amendment 1 to be effective as or the SLA Amendment 1 Effective Date by the parties’ respective duly authorized representatives.

Congatee AG:		AMI:
AMERICAN MEGATRENDS, INC.

By:	/s/ Gerhard Edi	By:	/s/ S. Shankar
S. Shankar
Name: Gerhard Edi			President & CEO

Title: Chief Executive Officer		Date:

Date: June 30, 2014

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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